FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.

[LOGO]

     [LOGO]

ANNUAL REPORT
SEPTEMBER 30, 1997

DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 1997, which is our twenty-fifth fiscal year of operations.

    Intermediate and long-term U.S. interest rates moved irregularly lower over the course of the fiscal year as inflation continued to trend down in spite of relatively strong growth in real economic activity. Short-term interest rates moved modestly higher during the year as the Federal Reserve raised its overnight funds target by 0.25% in March, but Thirty-year Treasury bond yields fell from 6.9% at the beginning of the fiscal year to 6.4% on September 30, 1997. The drop in long-term interest rates resulted in bond price appreciation in the Fort Dearborn portfolio. For the fiscal year ended September 30, 1997, the fund returned 14.86% based on market value and 13.06% based on net asset value.

    Net investment income for the year was $1.09 per share and net realized and unrealized gains on investments totaled $0.89 per share. Net asset value per share, after dividends of $1.65 per share, rose $0.33 during the fiscal year. On September 30, 1997 net asset value per share was $16.30 and the stock closed that day at a market price of $15.1875 per share.

    During the fiscal year the Board of Directors declared four regular quarterly dividends. Dividends of $.28 per share were payable on December 13, 1996 and March 14, 1997, while dividends of $0.27 per share were payable on June 13, 1997 and September 19, 1997. In addition, a year-end extra dividend of $0.11 per share and a capital gains distribution of $0.4378 per share were payable December 13, 1996.

    No new shares of capital stock were issued in the fiscal year, while 6,600 shares were repurchased in the open market at an average discount to net asset value of 9.89%. On September 30, 1997 there were 8,793,465 shares of capital stock outstanding and the net assets applicable to those shares were $143.3 million.

    As of September 30, 1997 the Company's investment grade long-term bond portfolio contained 72 issues with an average market yield to maturity of 7.1%, an average Moody's quality rating of A2, an average duration of 8.0 years and an average maturity of 15.1 years. The distribution of the portfolio maturities and the Moody's quality ratings were as follows:

Average Maturities
---------------------------------------------
0-1 year                                 3.5%
1-3 years                                5.9
3-5 years                                7.9
5-10 years                              27.5
10-20 years                             16.2
20 plus years                           39.0
                                       -----
                                       100.0%
Quality
---------------------------------------------
Treasury, Agency and Aaa                28.3%
Aa                                       5.1
A                                       27.6
Baa                                     35.3
Below Baa                                3.7
                                       -----
                                       100.0%


    We believe long-term U.S. market interest rates are near fair value. If interest rates remain near current levels the portfolio should maintain its market value while continuing to provide shareholders with a stable interest income stream.

STOCK REPURCHASE PLAN

    On July 25, 1988 the Board of Directors of the Company approved a resolution to repurchase up to 700,000 shares of its capital stock. The Company may repurchase shares, at a price not in excess of the market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 1997, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      Gary P. Brinson
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

                                    [GRAPH]

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $129,890,550)...  $136,897,122
  Short-term securities, at cost, which
   approximates market (Note 1)...................     4,397,861
                                                    ------------
      Total portfolio of investments..............   141,294,983
Cash..............................................        21,291
Receivable for interest on debt securities (Note
 1)...............................................     2,277,092
Other assets......................................         7,765
                                                    ------------
      Total assets................................   143,601,131
                                                    ------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative
   fees (Note 6)..................................       165,134
  Accrued audit and legal fees....................        35,371
  Accrued custodial and transfer agent fees.......        34,978
  Accrued other expenses..........................        32,408
                                                    ------------
      Total liabilities...........................       267,891
                                                    ------------
NET ASSETS (equivalent to $16.30 per share for
 8,793,465 shares of capital stock outstanding)
 (Note 4).........................................  $143,333,240
                                                    ------------
                                                    ------------
Analysis of Net Assets:
  Shareholder capital (Note 4)....................  $135,359,191
  Accumulated net realized gain on sales of
   investments....................................       967,477
  Unrealized appreciation on investments..........     7,006,572
                                                    ------------
  Net assets applicable to outstanding shares.....  $143,333,240
                                                    ------------
                                                    ------------

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 1997

Investment Income:
  Interest income earned....................................  $10,596,613
  Dividend income earned....................................       12,575
                                                              -----------
Total investment income.....................................   10,609,188
                                                              -----------
Expenses:
  Investment advisory and administrative (Note 6)...........      660,993
  Transfer agent and dividend disbursing agent..............      109,334
  Directors (Note 6)........................................       75,000
  Stockholders reports and annual meeting...................       63,576
  Professional..............................................       41,591
  Custodian.................................................       33,518
  Accounting................................................       17,500
  Registration and filing...................................       13,030
  Franchise taxes...........................................       11,220
  All other expenses........................................       29,773
                                                              -----------
Total expenses..............................................    1,055,535
                                                              -----------
Net investment income.......................................    9,553,653
                                                              -----------
Net realized and unrealized gain on investments:
  Net realized gain from investment transactions............    1,895,455
  Change in unrealized appreciation.........................    5,931,241
                                                              -----------
Total realized and unrealized gain on investments...........    7,826,696
                                                              -----------
Net increase in net assets from operations..................  $17,380,349
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEARS ENDED
                          SEPTEMBER 30, 1997 AND 1996

                                                                1997            1996
                                                           --------------  --------------
From operations:
  Net investment income..................................  $    9,553,653  $   10,428,123
  Net realized gain from investment transactions.........       1,895,455       3,805,586
  Change in unrealized appreciation/(depreciation) of
   investments...........................................       5,931,241      (8,737,671)
                                                           --------------  --------------
  Net increase in net assets from operations.............      17,380,349       5,496,038
Distributions to shareholders from:
  Net investment income..................................     (10,644,880)    (10,228,623)
  Net realized gain......................................      (3,851,574)             --
                                                           --------------  --------------
    Total distributions..................................     (14,496,454)    (10,228,623)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased from
   shareholders..........................................         (94,955)       (485,960)
                                                           --------------  --------------
  Net increase/(decrease) in net assets..................       2,788,940      (5,218,545)
Net Assets:
  Beginning of period....................................     140,544,300     145,762,845
                                                           --------------  --------------
  End of period (including undistributed net investment
   income of $0 at September 30, 1997, and $1,103,190 at
   September 30, 1996, respectively).....................  $  143,333,240  $  140,544,300
                                                           --------------  --------------
                                                           --------------  --------------

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS
                            FOR THE FIVE YEARS ENDED
                               SEPTEMBER 30, 1997

Financial highlights for each share of capital stock outstanding through each period:

                                                                             YEARS ENDED SEPTEMBER 30,
                                                               ------------------------------------------------------
                                                                 1997       1996       1995        1994       1993
                                                               ---------  ---------  ---------  ----------  ---------
Net asset value, beginning of period.........................  $   15.97  $   16.50  $   15.04  $    17.58  $   16.64
                                                               ---------  ---------  ---------  ----------  ---------
Net investment income (1)....................................       1.09       1.19       1.15        1.15       1.22
Net realized and unrealized gain (loss) on
 investments (2).............................................       0.89      (0.56)      1.43       (2.57)      0.96
                                                               ---------  ---------  ---------  ----------  ---------
Total from investment operations.............................       1.98       0.63       2.58       (1.42)      2.18
  Less distributions from:
    Net investment income....................................      (1.21)     (1.16)     (1.12)      (1.12)     (1.24)
    Net realized gain........................................      (0.44)        --         --          --         --
                                                               ---------  ---------  ---------  ----------  ---------
Total distributions..........................................      (1.65)     (1.16)     (1.12)      (1.12)     (1.24)
                                                               ---------  ---------  ---------  ----------  ---------
Net asset value, end of period...............................  $   16.30  $   15.97  $   16.50  $    15.04  $   17.58
                                                               ---------  ---------  ---------  ----------  ---------
                                                               ---------  ---------  ---------  ----------  ---------
Market price per share at end of period......................  $  15.188  $  14.750  $  14.625  $   14.000  $  17.375
Total investment return (market value) (3)...................     14.86%      8.98%     12.88%    (10.45)%     14.10%
Total return (net asset value) (4)...........................     13.06%      3.84%     17.71%     (5.32)%     13.56%
Net assets at end of period (in millions)....................  $  143.33  $  140.50  $  145.76  $   133.44  $  125.02
Ratio of expenses to average net assets......................      0.75%      0.75%      0.69%       0.72%      0.76%
Ratio of net investment income to average net assets.........      6.81%      7.22%      7.34%       7.13%      7.24%
Portfolio turnover...........................................     130.0%     159.5%     126.8%       70.2%      12.7%
Number of shares outstanding at end of period
 (in thousands)..............................................      8,793      8,800      8,833       8,872      7,111

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Net realized and unrealized gain (loss) on investments includes the effect on net asset value of the Capital Stock issued in connection with the December, 1993 rights offering.

(3) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan and exercised primary subscription rights in December, 1993 at a price below net asset value.

(4) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1997

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
DEBT SECURITIES--96.9%
             / / MUNICIPAL SECURITIES (4.9%)
             New Jersey Economic Development Authority,
              Zero Coupon Revenue Bonds,
$25,000,000  due 2/15/18...............................  Aaa      $  5,466,175  $  6,072,750
  3,500,000  due 2/15/19...............................  Aaa           709,475       792,295
                                                                  ------------  ------------
                                                                     6,175,650     6,865,045
                                                                  ------------  ------------
             / / U.S. GOVERNMENT AGENCY
                SECURITIES (11.5%)
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
  1,810,843  6.50%, due 3/01/11........................  (a)         1,755,103     1,801,223
     15,111  7.50%, due 11/01/99.......................  (a)            14,714        15,540
    367,682  9.00%, due 8/01/04........................  (a)           383,768       378,023
    302,791  9.00%, due 3/01/24........................  (a)           313,718       324,933
    805,691  9.00%, due 4/01/25........................  (a)           853,403       858,061
     50,026  9.50%, due 7/01/18........................  (a)            49,276        53,981
             Federal National Mortgage Association
              Guaranteed Mortgage Pass Thru
              Certificates,
    846,663  6.50%, due 2/01/26 Pool #335199...........  (a)           834,077       826,026
  3,012,456  6.50%, due 3/01/27 Pool #374461...........  (a)         2,889,539     2,937,145
    941,728  7.00% REMIC, due 6/25/13 Series 1993-106
              Class Z..................................  (a)           868,831       939,373
  1,701,276  7.25% CMO, due 3/25/23....................  (a)         1,439,410     1,607,706
     25,437  9.50%, due 4/01/20 Pool #93731............  (a)            25,155        27,440
 10,000,000  Financing Corporation Strip, Zero Coupon
              Debenture, due 12/06/17..................  (a)         2,217,984     2,538,700
             Government National Mortgage Association
              Pass Thru Mortgage Backed Securities,
  3,377,806  7.50%, due 12/15/22 Pool #780230..........  (a)         3,373,124     3,451,695
     80,658  8.50%, due 11/15/16 Pool #195322..........  (a)            78,389        85,598
     69,008  8.50%, due 12/15/16 Pool #190373..........  (a)            67,068        73,235
    112,744  9.00%, due 6/15/18 Pool #253034...........  (a)           112,039       121,798
     93,816  9.00%, due 8/15/19 Pool #271892...........  (a)            95,164       101,350
      7,158  9.00%, due 9/15/19 Pool #268553...........  (a)             7,261         7,733
     79,180  9.00%, due 10/15/19 Pool #283370..........  (a)            78,685        85,539
     14,316  9.00%, due 5/15/21 Pool #298198...........  (a)            14,227        15,417
                                                                  ------------  ------------
                                                                    15,470,935    16,250,516
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1997

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             / / CORPORATE BONDS AND
                NOTES (80.5%)
             INTERNATIONAL--29.6%
$ 2,500,000  Augusta Funding Ltd., 144-A
              7.375% Bond, due 4/15/13.................  Aaa      $  2,429,695  $  2,553,125
  2,700,000  Banco Bilbao Vizcaya International,
              7.00% Bank Guaranteed Note, due
              12/01/25.................................  Aa3         2,653,486     2,600,289
  3,550,000  Banque Cent de Tunisie,
              8.25% Bond, due 9/19/27..................  Baa3        3,520,786     3,514,784
  2,250,000  Banque Paribas,
              6.875% Note, due 3/01/09.................  A3          2,199,895     2,206,710
  2,100,000  Credit Suisse -- London 144-A
              7.90% Note, due 5/01/07..................  A2          2,094,198     2,204,559
  2,000,000  Empresa Nacional Electric,
              8.125% Bond, due 2/01/2097...............  Baa1        2,022,203     2,121,820
  3,455,000  Interamer Development Bank,
              6.80% Note, due 10/15/25.................  Aaa         3,197,979     3,443,253
  1,000,000  Korea Development Bank,
              7.25% Bond, due 5/15/06..................  A1            975,164       993,510
  2,200,000  Macmillan Bloedel Ltd.,
              7.70% Debenture, due 2/15/26.............  Baa2        2,087,667     2,150,896
  2,500,000  Petroliam Nasional Berhad, 144-A
              7.625% Note, due 10/15/26................  A1          2,466,802     2,447,900
  3,000,000  Philips Electronics, NV,
              7.75% Debenture, due 5/15/25.............  A3          2,990,621     3,149,070
  3,490,000  Province of Quebec,
              7.50% Debenture, due 7/15/23.............  A2          3,362,080     3,586,847
    450,000  Ras Laffan Liquid Natural Gas, 144-A
              8.294% Secured Note, due 3/15/14.........  A3            465,841       489,506
  2,000,000  Republic of Panama,
              7.875% Note, due 2/13/02.................  Ba1         2,012,291     2,008,940
  2,000,000  Republic of South Africa,
              9.625% Debenture, due 12/15/99...........  Baa3        1,996,378     2,121,220
  2,300,000  Skandinaviska Enskilda Banken, 144-A
              6.625% Bond, due 3/29/49.................  Baa1        2,283,944     2,289,627
  2,165,000  Sociedad Quimica y Minera de Chiles SA,
              144-A 7.70% Note, due 9/15/06............  Baa1        2,160,000     2,253,765
  1,670,000  Southern Investments UK,
              6.80% Senior Note, due 12/01/06..........  Baa1        1,666,183     1,665,291
                                                                  ------------  ------------
                                                                    40,585,213    41,801,112
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1997

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             INDUSTRIAL--23.1%
$ 1,825,000  Aetna Services,
              7.625% Debenture, due 8/15/26............  A2       $  1,806,959  $  1,876,301
  2,875,000  Arrow Electronics Inc.,
              7.50% Senior Debenture, due 1/15/27......  A2          2,840,420     2,983,388
  3,000,000  Enron Corp.,
              6.75% Note, due 8/01/09..................  Baa2        2,949,378     2,965,740
  2,315,000  Lockheed Martin Corp.,
              7.70% Note, due 6/15/08..................  A3          2,314,384     2,471,031
  3,000,000  Nabisco Inc., 144-A
              6.30% Pass Thru Certificate, due
              8/26/99..................................  Baa2        2,997,461     3,001,860
  4,250,000  News America Holdings, Inc.,
              7.75% Debenture, due 1/20/24.............  Baa3        3,635,651     4,198,957
  2,300,000  Rite Aid Corp.,
              7.70% Debenture, due 2/15/27.............  Baa1        2,293,638     2,409,020
  2,500,000  SFP Pipeline Holdings, Inc.,
              11.16% Adjustable Rate Exchange
              Debenture, due 8/15/10...................  Baa3        2,304,517     3,237,500
  2,500,000  Tennessee Gas Pipeline,
              7.625% Bond, due 4/01/37.................  Baa3        2,428,712     2,598,375
  1,855,000  Time Warner, Inc.,
              9.15% Debenture, due 2/01/23.............  Ba1         2,000,600     2,146,179
  1,565,000  Time Warner Entertainment, Inc.,
              8.375% Debenture, due 3/15/23............  Baa3        1,560,164     1,678,901
  3,000,000  Tosco Corp.,
              7.625% Note, due 5/15/06.................  Baa2        3,137,533     3,145,200
                                                                  ------------  ------------
                                                                    30,269,417    32,712,452
                                                                  ------------  ------------
             FINANCE--19.5%
  2,000,000  Banc One Corp.,
              8.00% Sub. Debenture, due 4/29/27........  A1          1,973,320     2,176,400
    160,000  Berkshire Hathaway, Inc.,
              9.75% Debenture, due 1/15/18.............  Aa1           159,142       169,000
  2,500,000  Ford Credit Auto Loan Master Trust,
              6.50% Asset Backed Note, due 8/15/02.....  Aaa         2,493,539     2,519,150
  1,700,000  Lehman Brothers, Inc.,
              7.25% Senior Note, due 4/15/03...........  Baa1        1,701,120     1,741,004
  2,900,000  Mellon Bank,
              7.375% Note, due 5/15/07.................  A2          2,900,000     3,015,739
  3,465,000  Prudential Insurance, 144-A
              7.65% Note, due 7/01/07..................  A3          3,569,874     3,601,764
  4,000,000  Republic Bank of New York,
              5.67% Adjustable Rate Note, due
              8/07/02..................................  A1          3,998,693     3,910,000
  2,000,000  Salomon, Inc.,
              6.75% Note, due 2/15/03..................  Baa1        1,996,497     2,012,820

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1997

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 5,000,000  Secured Finance Inc.,
              9.05% Guaranteed Senior Secured Bond, due
              12/15/04.................................  Aaa      $  4,987,879  $  5,652,500
  2,500,000  Standard Credit Card Master Trust,
              8.25% Credit Card Certificate of
              Participation, due 1/07/07...............  Aaa         2,495,592     2,731,075
                                                                  ------------  ------------
                                                                    26,275,656    27,529,452
                                                                  ------------  ------------
             TRANSPORTATION--5.6%
  1,035,000  Continental Airlines, Inc.,
              7.461% Pass Thru Certificate, due
              4/01/15..................................  A1          1,035,000     1,083,490
  1,500,000  Delta Airlines,
              10.50% Pass Thru Certificate, due
              4/30/16..................................  Baa1        1,821,684     1,892,370
  1,705,000  Norfolk Southern Corp.,
              7.80% Bond, due 5/15/27..................  Baa1        1,702,878     1,822,815
  3,000,000  United Airlines, Inc.,
              7.87% Pass Thru Certificate, due
              1/30/19..................................  Baa1        3,000,000     3,069,870
                                                                  ------------  ------------
                                                                     7,559,562     7,868,545
                                                                  ------------  ------------
             UTILITIES--ELECTRIC--2.7%
  2,500,000  Delmarva Power & Light Co.,
              9.95% Note, due 12/01/20.................  A3          2,498,055     2,800,000
  1,000,000  Nuevo Energy Co.,
              9.50% Senior Note, due 4/15/06...........  B1          1,056,062     1,070,000
                                                                  ------------  ------------
                                                                     3,554,117     3,870,000
                                                                  ------------  ------------
             Total Debt Securities.....................            129,890,550   136,897,122
                                                                  ------------  ------------
             / / SHORT TERM SECURITIES (3.1%)
    500,000  Solutia Inc. Commercial Paper, due
              10/01/97.................................  P2            500,000       500,000
    400,000  The Limited, Inc. Commercial Paper,
              due 10/01/97.............................  P2            400,000       400,000
  1,200,000  Mattel Inc. Commercial Paper, due
              10/02/97.................................  P2          1,199,810     1,199,810
  2,300,000  Thomas & Betts Corp. Commercial Paper,
              due 10/06/97.............................  P2          2,298,051     2,298,051
                                                                  ------------  ------------
                                                                     4,397,861     4,397,861
                                                                  ------------  ------------
             Total Portfolio of Investments 100%.......           $134,288,411  $141,294,983
                                                                  ------------  ------------
                                                                  ------------  ------------

------------------------
(a) Moody's as a matter of policy, does not rate this issue.

144-A: Security exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the value of these securities amounted to $18,842,106 or 13.3% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    -a stable stream of current income consistent with external interest rate conditions, and

    -a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost which approximates market value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased after September 30, 1994. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 1997, for federal income tax purposes, cost of long and short-term investments is $134,288,411; the aggregate gross unrealized appreciation is $7,191,406 and the aggregate gross unrealized depreciation is $184,834, resulting in net unrealized appreciation on investments of $7,006,572.

                               SEPTEMBER 30, 1997

2.  NET ASSET VALUATIONS
    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually.

    Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of $(11,963) were reclassified from accumulated net realized gain
(loss) on investments to undistributed net investment income due to losses on paydown adjustments from mortgage backed securities.

    Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    For the year ended September 30, 1997, the Company distributed capital gains of $3,851,574 which are subject to a tax rate of 28%. In January, 1998, the Company will provide tax information to shareholders for the 1997 calendar year.

4.  CAPITAL STOCK
    At September 30, 1997 there were 12,000,000 shares of $.01 par value capital stock authorized, and capital paid in aggregate of $135,359,191. During the year ended September 30, 1997 no new shares were issued as part of the dividend reinvestment plan and 6,600 shares were repurchased in the open market at a weighted average discount to Net Asset Value of 9.89% per share by the Company in accordance to the Company's Stock Repurchase Plan.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 1997 were as follows: debt securities, $106,786,820 and $98,096,081, respectively; short-term securities, $212,673,439 and $210,127,508, respectively; United States government debt obligations, $67,769,280 and $84,319,096, respectively; preferred stock $2,500,000 and
$3,072,397, respectively.

                               SEPTEMBER 30, 1997

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

7.  MORTGAGE BACKED SECURITIES
    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company also invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.:

    We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the "Company") including the portfolio of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Chicago, Illinois
October 24, 1997

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    The Company's Automatic Dividend Investment Plan, operated for the convenience of the shareholders, has been in operation since the dividend payment of May 5, 1973.

    For the year ended September 30, 1997, 122,902 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                             WHERE
     DIVIDEND        NO. OF                 SHARES
     PAYMENT         SHARES     AVERAGE      WERE
       DATE         PURCHASED    PRICE     PURCHASED
-----------------------------------------------------
December 13, 1996    61,826     $ 14.85   Open Market
March 14, 1997       21,085     $ 14.64   Open Market
June 13, 1997        21,024     $ 14.09   Open Market
September 19, 1997   18,967     $ 15.58   Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan, receive all dividends in cash.

    The Plan had 1,156 participants on September 19, 1997. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

RICHARD S. PETERSON
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

GARY P. BRINSON, CFA
President

DENNIS L. HESSE
Vice President

JOSEPH A. ANDERSON
Secretary & Treasurer

GREGORY P. SMITH, CFA
Portfolio Manager

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, IL 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
Mail correspondence to:
First Chicago Trust Company
of New York
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
First Chicago Trust Company
of New York
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
303 East Wacker Drive
Chicago, IL 60601

LEGAL COUNSEL
Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601